Reverse Acquisition	12 Months Ended
Dec. 31, 2020
Disclosure of detailed information about business combination [abstract]
Reverse Acquisition

On July 24, 2019, Hunt completed a reverse acquisition with PGP on the terms that Hunt would acquire all issued shares of common stock of PGP in exchange for common shares of Hunt on the basis of 10.76 Hunt shares for each PGP share. Hunt issued 254,355,192 common shares to the shareholders of PGP representing an ownership interest of approximately 80%.

The purpose of the reverse acquisition was to form an enlarged, junior precious metals explorer and producer focused on the Santa Cruz region of Argentina. In particular, Patagonia Gold’s Cap-Oeste underground resource will gain access to Hunt’s Mina Martha processing plant, which is able to treat such mineralization which is expected to lead to more stable cash flow generation from any planned future development of the Cap-Oeste underground mine, which could be utilized to reduce the combined group’s debt obligations and invest in its exploration and development stage projects, thereby ultimately lowering the risk profile of the combined group.

As a result of the reverse acquisition, former shareholders of PGP acquired control of Hunt, and the substance of the transaction was a reverse acquisition, where the transaction constitutes a business combination for accounting purposes and is accounted for using the acquisition method under IFRS 3. PGP is deemed to be the acquiring company and its assets and liabilities, equity and historical operating results are included at their historical carrying values, and the net assets of Hunt are recorded at the fair value as at the date of the transaction. Transaction costs in the amount of $1,511 were incurred in connection with the reverse acquisition and were expensed as incurred.

The fair value of the equity consideration paid as part of the transaction as well as the fair value of identifiable assets and liabilities acquired are presented below. The Company was unable to obtain the necessary information to recognize and measure all the items exchanged in a business combination. In accordance with IFRS 3, the acquirer is allowed a measurement period of up to one year from the acquisition date to complete the purchase price allocation. As at December 31, 2019, the Company was in the process of gathering the facts and circumstances to complete the assessment of the fair value of Hunt’s property, plant and equipment and mineral properties. On September 1, 2020, the Company had completed the assessment of the fair value of these items and the consolidated financial statements have been updated with the final purchase price allocation.

The following table summarizes the preliminary and final purchase price allocation.

	Preliminary		Adjustment	Final
	($’000)		($’000)	($’000)
Fair value of the Company’s shares (1)	$2,287	$		$2,287

Less net identifiable assets (liabilities) of the Company
Cash	60		-	60
Accounts receivable	1,183		-	1,183
Prepaid expenses	14		-	14
Inventory	906		7	913
Mineral properties	7,865		391	8,256
Property, plant and equipment	2,210		2,357	4,567
Goodwill	5,715		(1,706)	4,009
Performance bond	351		-	351
Accounts payable and accrued liabilities	(8,725)		-	(8,725)
Bank indebtedness	(400)		-	(400)
Loan payable and current portion of long-term debt	(581)		-	(581)
Long-term debt	(2,062)		-	(2,062)
Accrued interest on debt	(550)		-	(550)
Reclamation and remediation obligations	(2,075)		-	(2,075)
Deferred tax liabilities	(1,624)		(1,049)	(2,673)
	$2,287		$-	$2,287

(1)	The fair value of 5,908,687 common shares issued to pre-reverse acquisition Hunt shareholders is $2,287 based on the fair value of $0.387 per common share (converted from GBP 0.310 closing stock price of Patagonia Gold Limited prior to the transaction on July 24, 2019).